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                                 EXHIBIT (10)(i)
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                        CONSENT OF INDEPENDENT AUDITORS

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                       Consent of Independent Auditors

We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our reports dated January 29, 1999 with respect to the financial statements of the subaccounts of The Fidelity Variable Annuity Account, which are available for investment by Fidelity Income Plus contract owners, and to the use of our report dated February 19, 1999 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 10 to the Registration Statement (Form N-4 No. 33-37498) and related Prospectus of Fidelity Income Plus.

Des Moines, Iowa
April 27, 1999